SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 9, 2000



                        CAPITAL SENIOR LIVING CORPORATION
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             (Exact name of registrant as specified in its charter)


                DELAWARE                  1-17445                75-2678809
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

14160 Dallas Parkway, Suite 300
Dallas, Texas                                                     75240
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (972) 770-5600


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ITEM 5.           OTHER EVENTS.
                  ------------

Rights Plan

         On March 9, 2000, the Board of Directors of CAPITAL SENIOR LIVING CORPORATION (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share, of the Company (the "Common Stock"). The dividend is payable on March 20, 2000 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock") at a price of $22.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of March 9, 2000, as the same may be amended from time to time (the "Rights Agreement"), between the Company and CHASEMELLON SHAREHOLDER SERVICES, L.L.C., as Rights Agent (the "Rights Agent").

         Detachment of Rights; Exercise. Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (other than (A) James A. Stroud and an affiliated trust (as long as together James A. Stroud and such affiliated trust do not own more than 49% of the outstanding shares of Common Stock) and (B) certain other excepted persons) has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock (an "Acquiring Person") or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with a copy of the Summary of Rights in substantially the form of Exhibit C to the Rights Agreement (the "Summary of Rights").

         The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.


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         The Rights are not exercisable until the Distribution  Date. The Rights will expire on March 9, 2010 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

         If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

         If, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

         At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

         Preferred Shares. Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a dividend payment per share equal to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. Upon the liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of $1.00 per share (plus any accrued but unpaid dividends) and will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, upon any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These Rights are protected by customary antidilution provisions.

         Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximately be the value of one share of Common Stock.


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         The offer and sale of  shares of the  Preferred  Stock or shares of the
Common Stock issuable upon exercise of the Rights will be registered pursuant to the Securities Act of 1933, as amended; such registration will not become effective until the Rights become exercisable.

         Antidilution and Other Adjustments. The number of one one-thousandths of a Preferred Share or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

         Redemption of Rights. At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem all but not less than all of the then outstanding Rights at a price of $.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         No Rights as Stockholder. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         Amendment of Rights. For so long as the Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

         This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement filed herewith as Exhibit 4.1, which is hereby incorporated by reference.


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ITEM 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (c)      Exhibits

                           (4)      Instruments  defining   rights  of  security
                                    holders, including indentures:

                                    4.1     Rights Agreement,  dated as of March
                                            9,  2000,   between  Capital  Senior
                                            Living  Corporation  and ChaseMellon
                                            Shareholder Services,  L.L.C., which
                                            includes the form of  Certificate of
                                            Designation   of   Series  A  Junior
                                            Participating  Preferred Stock, $.01
                                            par value, as Exhibit A, the form of
                                            Right  Certificate as Exhibit B, and
                                            the Summary of Rights as Exhibit C.

                                    4.2     Form of  Certificate  of Designation
                                            of  Series  A  Junior  Participating
                                            Preferred  Stock,   $.01  par  value
                                            (included as Exhibit A to the Rights
                                            Agreement,   which  is  Exhibit  4.1
                                            hereto).

                                    4.3     Form of Right Certificate  (included
                                            as   Exhibit   B   to   the   Rights
                                            Agreement,   which  is  Exhibit  4.1
                                            hereto).   Pursuant  to  the  Rights
                                            Agreement,       printed       Right
                                            Certificates   will  not  be  mailed
                                            until as soon as  practicable  after
                                            the Distribution Date.

                                    4.4     Form of Summary of Rights  (included
                                            as   Exhibit   C   to   the   Rights
                                            Agreement,   which  is  Exhibit  4.1
                                            hereto)    that,    together    with
                                            certificates     representing    the
                                            outstanding  shares of Common  Stock
                                            of the Company,  shall represent the
                                            Rights until the Distribution Date.

                                    4.5     Specimen  of  legend  to be  placed,
                                            pursuant  to  Section  3(c)  of  the
                                            Rights Agreement,  on all new Common
                                            Stock   certificates   issued  after
                                            March  20,  2000  and  prior  to the
                                            Distribution   Date  upon  transfer,
                                            exchange or new  issuance  (included
                                            in   Section   3(c)  of  the  Rights
                                            Agreement,   which  is  Exhibit  4.1
                                            hereto).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2000


                                              CAPITAL SENIOR LIVING  CORPORATION


                                              By:    /s/ Lawrence A. Cohen
                                                     --------------------------
                                              Name:  Lawrence A. Cohen
                                              Title: Chief Executive Officer


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                                  EXHIBIT INDEX




       Exhibit
         No.                            Exhibit Description

        (4) Instruments defining the rights of security holders, including indentures:

                        4.1 Rights Agreement, dated as of March 9, 2000, between Capital Senior Living Corporation and ChaseMellon Shareholder Services, L.L.C., which includes the form of Certificate of Designation of Series A Junior Participating Preferred Stock, $.01 par value, as Exhibit A, the form of Right Certificate as Exhibit B, and the Summary of Rights as Exhibit C.

                        4.2 Form of Certificate of Designation of Series A Junior Participating Preferred Stock, $.01 par value (included as Exhibit A to the Rights Agreement, which is Exhibit 4.1 hereto).

                        4.3 Form of Right Certificate (included as Exhibit B to the Rights Agreement, which is Exhibit 4.1 hereto). Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the Distribution Date.

                        4.4 Form of Summary of Rights (included as Exhibit C to the Rights Agreement, which is Exhibit 4.1 hereto) that, together with certificates representing the outstanding shares of Common Stock of the Company, shall represent the Rights until the Distribution Date.

                        4.5      Specimen  of legend to be placed,  pursuant  to
                                 Section 3(c) of the Rights Agreement, on all new Common Stock certificates issued after March 20, 2000 and prior to the Distribution Date upon transfer, exchange or new issuance (included in Section 3(c) of the Rights Agreement, which is Exhibit 4.1 hereto).


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